                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     / /

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      SALOMON BROTHERS INVESTORS FUND INC
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ / No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                      SALOMON BROTHERS INVESTORS FUND INC

                 7 WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                                                                  March 12, 1997

Dear Stockholder:

     We are pleased to enclose the proxy statement and notice for the Special Meeting of Stockholders (the 'Meeting') of Salomon Brothers Investors Fund Inc (the 'Fund') to be held on April 29, 1997. Stockholders who cannot attend this meeting are strongly encouraged to vote by mail.

     At the Meeting, stockholders will be asked to consider the proposed amendment to the Fund's Investment Management Agreement, changes to the Articles of Incorporation and proposed amendments to two of the Fund's fundamental investment policies. After carefully considering the proposals, the Fund's Board of Directors unanimously believes that the proposals are in the best interests of the Fund and its stockholders. We urge you to vote in favor of each proposal.

     The Fund has retained Shareholder Communications Corporation, a proxy solicitation firm, to assist stockholders in the voting process. As the date of the Meeting approaches, if we have not yet received your proxy card, you may receive a telephone call from Shareholder Communications Corporation encouraging you to exercise your right to vote.

     I urge you to review the enclosed materials for all the details on the proposals described above. It is very important that you complete and return the enclosed proxy card. Your prompt response will help save the Fund the expense of additional solicitation mailings and telephone calls.

     If you have any questions, please call the Shareholder Communications Corporation at 1-800-733-8481, ext. 445. We appreciate your participation.

                                         Sincerely,

                                         Michael S. Hyland
                                         Chairman and President

                      SALOMON BROTHERS INVESTORS FUND INC

                 7 WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                                                  March 12, 1997

To the Stockholders:

     Notice is hereby given that a Special Meeting of Stockholders of Salomon Brothers Investors Fund Inc (the 'Fund') will be held at 7 World Trade Center, 2nd Floor Auditorium, New York, New York on Tuesday, April 29, 1997 at 3:00 p.m., for the purposes of considering and voting upon:

          1. Approval of an Amendment to the Management Agreement to Increase the Base Fee Component of the Management Fee (Proposal 1);

          2. Approval of Amended and Restated Articles of Incorporation of the Fund (Proposal 2);

          3. Approval of an Amendment to the Fund's Fundamental Investment Policy Regarding the Borrowing of Money to Meet Redemption Requests (Proposal 3);

          4. Approval of an Amendment to the Fund's Fundamental Investment Policy Regarding the Lending of Portfolio Securities (Proposal 4); and

          5. Any other business that may properly come before the Meeting.

     The close of business on February 26, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

                                         By Order of the Board of Directors,

                                         Jennifer G. Muzzey
                                         Corporate Secretary

        TO AVOID UNNECESSARY EXPENSE OR FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                     REGISTRATION                               VALID SIGNATURE
                     ------------                               ---------------
CORPORATE ACCOUNTS
------------------
(1) ABC Corp. ........................................  ABC Corp.
(2) ABC Corp. ........................................  John Doe, Treasurer
(3) ABC Corp.  .......................................  John Doe
                                                        c/o John Doe, Treasurer
(4) ABC Corp. Profit Sharing Plan ....................  John Doe, Trustee

TRUST ACCOUNTS
--------------
(1) ABC Trust ........................................  Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee  ............................  Jane B. Doe
                                                        u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
----------------------------
(1) John B. Smith Cust.  .............................  John B. Smith
                                                        f/b/o John B. Smith, Jr.
                                                        UGMA
(2) John B. Smith ....................................  John B. Smith, Jr., Executor

                      SALOMON BROTHERS INVESTORS FUND INC

                 7 WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                            ------------------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of Salomon Brothers Investors Fund Inc (the 'Fund') of proxies to be used at a special meeting of stockholders to be held at 7 World Trade Center, New York, New York, on Tuesday, April 29, 1997 at 3:00 p.m. (and at any adjournment or adjournments thereof) (the 'Meeting') for the purposes set forth in the accompanying Notice of Annual Meeting. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about March 12, 1997. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Corporate Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR Proposals 1, 2, 3 and 4. The close of business on February 26, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. For purposes of the proposals to be considered at the Meeting, all classes of shares will vote as a single class. As of February 26, 1997, there were approximately 29,368,661 shares of Common Stock issued and outstanding.

     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of Common Stock of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal to adjourn to another date in their discretion. A stockholder vote may be taken on one or more proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Abstentions and Broker Non-Votes (reflected by signed but unvoted proxies) do not count as votes cast with respect to any proposal. With respect to a proposal requiring the affirmative vote of a majority of the outstanding shares of Common Stock, the effect of abstentions and Broker Non-Votes is the same as a vote against such proposal. 'Broker Non-Votes' are shares held in the name of a broker or nominee for which an executed proxy is received by the Fund, but are not voted on the proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

     Salomon Brothers Asset Management Inc ('SBAM'), whose principal business address is 7 World Trade Center, New York, New York 10048 is the Fund's investment adviser. Investors Bank & Trust Company ('IBT'), located at 89 South Street, Boston, Massachusetts 02111, is the Fund's administrator.

PROPOSAL 1: APPROVAL OF AN AMENDMENT TO THE MANAGEMENT AGREEMENT TO INCREASE THE
            BASE FEE COMPONENT OF THE MANAGEMENT FEE

     At a meeting held on January 28, 1997, the Board of Directors, including all of the directors who are not 'interested persons' of the Fund, as defined in the Investment Company Act of 1940, as amended (the '1940 Act') (the 'Non-Interested Directors'), unanimously approved an amendment to the terms of the Management Agreement (the 'Management Agreement') with SBAM to increase the base fee component of the Fund's performance-based fee arrangement, subject to approval by the Fund's stockholders. The directors unanimously recommend that the stockholders approve the amendment to the Management Agreement. The Management Agreement as amended, marked to show proposed changes from the existing Management Agreement, is attached hereto as Exhibit A. Except for the amendment set forth in this proposal, the terms of the amended Management Agreement are identical to the current terms.

     In 1994, upon unanimous recommendation of the Fund's Board of Directors, the Fund's stockholders approved a change in the structure of the management fee payable by the Fund to SBAM to a performance-based fee arrangement. Under this arrangement, the Fund pays SBAM a quarterly fee (the 'Base Fee') subject to increase or decrease (the 'Performance Adjustment') depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the Standard & Poor's Composite Index of 500 Stocks (the 'S&P 500 Index') over a rolling one-year period (i.e., four consecutive calendar quarters).

     As more fully described below under the caption 'Comparison of the Current Management Fee with the Proposed Fee,' the amendment described in this proposal would increase the Base Fee by an additional annual fee rate of .15% of average daily net assets at each existing breakpoint level. The amendment would not change the terms of the Performance Adjustment.

REASONS FOR THE PROPOSED INCREASE IN THE BASE FEE COMPONENT AND FACTORS CONSIDERED BY THE BOARD OF DIRECTORS

     1. Reasons for the Proposed Change

     SBAM has informed the Board of Directors that its goal has been to strive for a high level of portfolio performance while maintaining the Base Fee and total Fund expenses at levels that are generally no higher than the median management fees and total expenses of the Fund's peer groups. In that connection, as discussed in further detail below, according to information provided by Lipper Analytical Services, Inc. ('Lipper'), the Fund's performance over the past several years has been among the best while the Fund's Base Fee and total expense ratio fall below median levels as compared with investment companies judged by Lipper to be comparable to the Fund.(1)

     The Board believes that, under these circumstances, an increase in the Base

Fee is necessary and appropriate in order to ensure that SBAM is able to remain competitive in attracting and retaining personnel. The Board recognizes that the continuing success of the Fund is in large part dependent on the quality of SBAM's personnel. In addition, the Board believes that over the past several years SBAM has made a significant and ongoing commitment of resources to the Fund. As a result of its efforts to attract and retain highly trained

------------------
(1) Lipper is a nationally recognized organization that reports on open- and closed-end fund total return performance.

and capable personnel, SBAM has continued to add portfolio managers, securities analysts, traders and legal and other administrative support staff to the teams supporting the Fund, many of whom have relatively senior experience levels. The Board believes that the addition of these individuals has benefitted the Fund in many respects, including increasing both the coverage of the industries in which the Fund may invest and portfolio management expertise generally, contributing to the Fund's highly positive performance record. In addition, SBAM has added new technology and systems for portfolio accounting and analysis and monitoring of the Fund's holdings, as well as for securities valuation and risk management analysis. The addition of personnel and new technology by SBAM was in part designed to support the administration and operation of the Fund's multiple pricing system for the Fund's shares, which was implemented in early 1995.

     In reaching its decision, the Board considered the fact that Lipper calculated the Fund's aggregate total return performance against all other open-end growth and income funds and ranked the Fund's Class O shares 13 out of 522 funds, 13 out of 329 funds and 24 out of 212 funds for the one-, three- and five-year periods ended December 31, 1996. The Fund's aggregate total return performance (Class O shares) during the periods was 30.6%, 74.5% and 116.0%, respectively, according to Lipper.(2) These returns compare favorably to broad equity market returns over the periods; the aggregate return for the S&P 500 Index for the one-, three- and five-year periods ended December 31, 1996 were 23.0%, 71.3% and 102.9%, respectively. In recognition of the Fund's strong performance over extended time periods, Morningstar, another well-known fund ranking organization, recently upgraded the Fund (Class O shares) to a five star rating, its highest, in the growth and income category.(3)

     The information provided by Lipper also indicates that the Fund's Base Fee and total expense ratio as of December 31, 1996 fall below the median contractual management fee rates and expense ratios of the funds in the groups chosen by Lipper to be comparable (most of which do not have a performance based fee arrangement), notwithstanding the 1994 restructuring.(4) Moreover, even with the higher Base Fee and total

------------------
(2) Lipper calculates fund rankings based on total returns. Total returns are calculated based on changes in net asset value and assume the reinvestment of dividends and distributions at the then-current net asset value. Ranking results change monthly. The performance information shown relates only to the Fund's Class O shares, which are available only to existing Class O shareholders. Commencing in February 1995, the Fund also began offering Class A, Class B and Class C shares, each of which bears certain additional expenses beyond those borne by Class O shares and each of which are sold subject to a front-end or contingent deferred sales charge. These expenses and potential charges would reduce the returns described above for holders of the Fund's other classes of shares. All fees and expenses for each class of shares are described in the Fund's prospectus.

(3) Morningstar ratings reflect risk-adjusted performance, are subject to change monthly and are calculated from the subject fund's three-, five- and ten-year average annual total returns in excess of the return on 90-day Treasury bills. Average annual total returns include changes in share price and reinvestment of dividends and distributions. Ten percent of the funds in an investment category receive five stars.

(4) Lipper selects comparison groups based on the following parameters: (1) fund type, (2) similarity of investment objective, (3) load structure, (4) asset level comparability, (5) expense components or structure and (6) primary channel of distribution. The Fund's Class A and Class O shares were included in one comparison group consisting of these two Classes along with fourteen other open-end investment companies or classes of open-end investment companies with similar load structures. The Fund's Class B and Class C shares were included in another comparison group consisting of these two Classes along with fourteen other expense ratio that are proposed, the information supplied by Lipper indicates that on a pro forma basis the Base Fee as of December 31, 1996 would still fall below the median management fee rates of the funds in the comparison groups and the Fund's total expense ratio as of the same date would fall either below, at, or slightly above the median expense ratios of the funds in the comparison groups.

     The Board also considered comparisons of the Fund's effective management fee rate (taking into consideration the Performance Adjustment). The Fund's effective management fee rate as of December 31, 1996 (after a year in which the Fund significantly outperformed the S&P 500 Index while the Lipper Growth & Income Fund Index of 583 funds underperformed the S&P 500 Index) still fell below the median management fee rates of its peer comparison groups. On a pro forma basis taking into account the increase set forth in this proposal, the Fund's effective management fee would fall slightly below or, with respect to one comparison group, would fall at, the median management fee rates of the funds in the comparison groups.

     2. Deliberations by the Board of Directors

     A proposal for an increased Base Fee was presented by SBAM to the Board of Directors at a meeting held on October 15, 1996. At this meeting, SBAM presented the reasons discussed above to the Board as the basis of its request. On January 27, 1997, the Non-Interested Directors met separately with their legal counsel and on January 28, 1997, the entire Board of Directors convened. Information prepared specifically for the purpose of assisting the Non-Interested Directors in their evaluation of the proposed amendment included the analysis prepared by Lipper of the comparative performance, management fee and expenses of the Fund with the funds chosen by Lipper as comparable to the Fund, as discussed above.

     The Fund's legal counsel advised the Board of Directors on the nature of the matters to be considered and the standards to be used by the Board in approving the proposed fee. The Board, in consultation with its legal counsel, extensively considered the reasons and factors discussed above, particularly the fact that while the Fund's performance has been among the best as compared with its peers, the current fees and expenses of the Fund at existing asset levels are generally below those of comparable funds, and the proposed fees and expenses would continue to be competitive with comparable funds. Moreover, the Board evaluated the nature, quality and extent of services furnished by SBAM and possible economies of scale, focusing especially on the ongoing commitment of resources, as described above. SBAM's profitability with respect to the Fund and the financial resources of SBAM were also considered and in that regard, the Board considered that SBAM pays from its management fee certain of the Fund's administration and accounting fees to IBT at a rate of .08% of the Fund's average daily assets and SBAM would continue to be responsible for any administration or accounting fees out of its management fee. The Board also considered that in 1994 the Board and the Fund's stockholders approved the introduction of a performance-based fee arrangement which the Board expected to result in an increase in the management fee. In light of the reasons discussed above however, the Board believes that the increase set forth in this proposal is fair and reasonable and in the best interests of the Fund's stockholders.

------------------
  (footnotes continued from previous page)

  open-end investment companies or classes of open-end investment companies with similar load structures. With respect to comparing the Fund's total expenses, all four Classes were included in an 'expense universe' (the 'Universe') consisting of all open-end growth and income investment companies, as classified by Lipper, with average net assets ranging between $250 million and $815 million. With respect to the Universe, the total expense ratio comparisons discussed above are based on an analysis excluding any Rule 12b-1 plan payments.

COMPARISON OF THE CURRENT MANAGEMENT FEE WITH THE PROPOSED FEE

     1. The Current Fee

     The Fund pays SBAM a quarterly fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index over a rolling one year period (i.e., four consecutive calendar quarters).

     (a) Calculation of the Base Fee


     The Base Fee is based on the following annual rates:

AVERAGE DAILY NET ASSETS                                                       ANNUAL FEE RATE
------------------------                                                       ---------------
  First $350 million........................................................        .500%
  Next $150 million.........................................................        .400%
  Next $250 million.........................................................        .375%
  Next $250 million.........................................................        .350%
  Over $1 billion...........................................................        .300%

     The Base Fee is accrued daily and paid quarterly.

     (b) Calculation of the Performance Adjustment

     For each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the Base Fee is adjusted upward or downward by .01% (annualized) with a maximum annual adjustment of +/-.10%. The performance adjustments are paid quarterly, based on a rolling one-year period.

     At the end of each calendar quarter, for each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the Base Fee is adjusted upward or downward by the product of (i) 1/4 of .01% multiplied by
(ii) the average daily net assets of the Fund for the one year period preceding the end of the calendar quarter. If the amount by which the Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 1/4 of .10%, which would occur if the Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points.

     The investment performance of the Fund, for a period of one year, shall mean the sum of: (i) the change in the Fund's net asset value per share during such period; (ii) the value of cash distributions per share accumulated to the end of such period; and (iii) the value of capital gains taxes per share (if any) paid or payable on undistributed realized long-term capital gains accumulated to the end of such period, expressed as a percentage of its net asset value per share at the beginning of such period. For this purpose, the value of distributions per share of realized capital gains and of dividends per share paid from investment income shall be treated as reinvested in shares of the Fund at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends, after giving effect to such distributions and dividends. In addition, while the Fund does not anticipate paying any taxes, the value of any capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested
in shares of the Fund at the net asset value per share in effect at the close of business on the date on which provision is made for such taxes, after giving effect to such taxes.

     The investment record of the S&P 500 Index, for a period of one year, shall mean the sum of: (i) the change in the level of the index during such period, and (ii) the value, computed consistently with the index, of cash distributions made by companies whose securities comprise the index accumulated to the end of such period, expressed as a percentage of the index level at the beginning of such period. For this purpose, cash distributions on the securities which comprise the index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.

     2. The Proposed Fee Increase

     The table below reflects the proposed amendment to the management fee. As indicated in the table, it is proposed that the fee be amended by increasing the Base Fee by an additional annual fee rate of .15% of average daily net assets at each breakpoint level. No changes are proposed to the calculation of the performance adjustment.

AVERAGE DAILY NET ASSETS                                                       ANNUAL FEE RATE
------------------------                                                       ---------------
  First $350 million........................................................        .650%
  Next $150 million.........................................................        .550%
  Next $250 million.........................................................        .525%
  Next $250 million.........................................................        .500%
  Over $1 billion...........................................................        .450%

     3. Effective Date of the Proposed Fee Increase

     If approved by the Fund's stockholders, the amendment to the Management Agreement will become effective promptly after the date of stockholder approval. For the first calendar quarter in which the amended Management Agreement is in effect, the Base Fee portion of the management fee will be pro rated, with the Fund paying SBAM the current Base Fee for the number of days in the quarter prior to effectiveness of the amendment and the proposed Base Fee for the number of days in the quarter following effectiveness. The Management Agreement as amended will remain in force until April 30, 1998, subject to continuance in accordance with the provisions discussed below under 'Services Provided by SBAM.' If the amendment to the Management Agreement is not approved by the stockholders, the Management Agreement will continue in effect in accordance with its current terms. The Fund's Board of Directors, including all of the

Non-Interested Directors, has unanimously approved the continuance of the Management Agreement until April 30, 1998 as amended and according to its current terms.

FEES PAID

     For the fiscal year ended December 31, 1996, the management fee paid to SBAM by the Fund was $2,455,501, comprised of a Base Fee of $2,255,570 and a Performance Adjustment of $199,931. If the proposed fee increase had been in effect for this period, the Fund would have paid SBAM a management fee of $3,170,671, comprised of a Base Fee of $2,970,740 and a Performance Adjustment of $199,931. This represents a 29% increase of $715,170 from the fee actually paid under the Management Agreement for such period.

CURRENT AND PRO FORMA FEES AND EXPENSES

     The following expense table and example sets forth the unaudited fees and expenses incurred by each of the Class A, Class B, Class C and Class O shares of the Fund for its fiscal year ended December 31, 1996 and also sets forth pro forma fees and expenses of the Fund assuming that the proposed management fee had been in effect during this period.

                                                                CURRENT AND PRO FORMA
                                         -------------------------------------------------------------------
                                            CLASS A           CLASS B           CLASS C        CLASS O (B)
                                         --------------   ----------------   --------------   --------------
STOCKHOLDER TRANSACTION EXPENSES*
Maximum Sales Charge Imposed on
  Purchases of Shares (as a percentage
  of offering price)..................      4.75%(a)            None              None             None
Sales Charge Imposed on Reinvested
  Dividends...........................        None              None              None             None
Contingent Deferred Sales Charge (as a
  percentage of original purchase
  price or redemption price, whichever
  is lower)...........................   1% during the    5% first year,     1% during the         None
                                         first year for   5% second year,    first year
                                         purchases of     4% third year,
                                         $1 million or    3% fourth year,
                                         more             2% fifth year,
                                                          1% sixth year,
                                                          and 0% after
                                                          sixth year
Redemption Fees.......................        None              None              None             None
Exchange Fee..........................        None              None              None             None


------------------
(a) Reduced for purchases of $50,000 and over, decreasing to 0% for purchases of $1,000,000 and over.

(b) Only Class O shareholders are permitted to purchase additional Class O shares.

 * Under certain circumstances, certain broker/dealers may impose additional transaction fees on the purchase and/or sale of shares. See 'Purchase of Shares' in the Prospectus for a further explanation.

                                                       CURRENT                                     PRO FORMA
                                  -------------------------------------------------   ------------------------------------
                                   CLASS A      CLASS B      CLASS C      CLASS O      CLASS A      CLASS B      CLASS C
                                  ----------   ----------   ----------   ----------   ----------   ----------   ----------
ANNUAL FUND OPERATING EXPENSES
  Management fees*..............      .52%         .52%         .52%         .52%         .67%         .67%         .67%
  Rule 12b-1 fees**.............      .25%        1.00%        1.00%          --          .25%        1.00%        1.00%
  Other expenses***.............      .29%         .30%         .28%         .24%         .29%         .30%         .28%
  Total Fund Operating
     Expenses...................     1.06%        1.82%        1.80%         .76%        1.21%        1.97%        1.95%
                                    -----        -----        -----        -----        -----        -----        -----
                                    -----        -----        -----        -----        -----        -----        -----

                                     PRO
                                    FORMA
                                  ----------
                                   CLASS O
                                  ----------
ANNUAL FUND OPERATING EXPENSES
  Management fees*..............      .67%
  Rule 12b-1 fees**.............       --
  Other expenses***.............      .24%
  Total Fund Operating
     Expenses...................      .91%
                                    -----
                                    -----

------------------

  * Management fees included in the table above reflect the performance of the Fund through the year ended December 31, 1996.

 ** Upon conversion of Class B and Class C shares to Class A shares, holders of such shares will no longer be subject to a distribution fee. Salomon Brothers receives an annual Rule 12b-1 service fee of .25% of the value of average daily net assets of Class A shares, and receives an annual Rule 12b-1 fee of 1.00% of the value of average daily net assets of Class B and Class C shares, consisting of a .75% distribution fee and a .25% service fee.

*** The amounts set forth for 'Other expenses' are based on the Fund's operating expenses for the fiscal year ended December 31, 1996 which are calculated as a percentage of average daily net assets and included fees for shareholder services, administrative fees, custodial fees, legal and accounting fees, printing costs and registration fees.

EXAMPLE

     The following table demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in each class of the Fund. The example assumes payment by the Fund of operating expenses at the levels set forth in the preceding table and is also based upon the following assumptions:

     An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period, with the exception of the lines marked 'Class B No redemption,' in which case it is assumed that no redemption is made at the end of each time period:

                                                             CURRENT                                    PRO FORMA
                                             ----------------------------------------    ----------------------------------------
                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                             ------    -------    -------    --------    ------    -------    -------    --------
Class A Shares*...........................    $ 58       $80       $ 103       $171       $ 59      $  84      $ 111       $187
Class B Shares**..........................      68        97         119        175***      70        102        126        192***
Class B No redemption.....................      18        57          99        175***      20         62        106        192***
Class C Shares**..........................      28        57          97        212         30         61        105        227
Class O Shares............................       8        24          42         94          9         29         50        112

------------------
  * Assumes deduction at the time of purchase of the maximum 4.75% sales charge. ** Assumes deduction at the time of redemption of the maximum contingent deferred sales charge applicable for that time period.
*** Reflects the conversion to Class A shares six years after purchase, and therefore years seven through ten reflect Class A expenses.

     The purpose of the foregoing table and example is to assist investors in understanding the various costs and expenses that an investor in the Fund would bear either directly or indirectly under the current and the proposed management fee. The payment of such costs and expenses will reduce the investment return on an annual basis.

     THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES FOR THE FUND MAY BE HIGHER OR LOWER THAN THE AMOUNTS SHOWN IN THE FEE TABLES. Moreover, while the example assumes a 5% annual return, the Fund's performance will vary and may result in a return greater or less than 5%.

SERVICES PROVIDED BY SBAM

     Under the terms of the Management Agreement, SBAM manages the operations of the Fund, makes purchases and sales of portfolio securities on behalf of the Fund and provides it with other services. Pursuant to the Management Agreement, SBAM, at its expense, provides the Fund with office space and office facilities reasonably necessary for the operation of the Fund and with personnel satisfactory to the Fund's Board of Directors to serve as officers, employees and directors affiliated with SBAM.

     In addition, SBAM is responsible for performing the administrative and management services necessary for the Fund's operation and providing the office space, facilities, equipment and personnel necessary therefor. Among these services are: (i) Securities and Exchange Commission compliance, including recordkeeping, reporting requirements and proxies; (ii) supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; (iii) administrative and clerical services, including accounting services and maintenance of books and records; and (iv) services to the Fund's stockholders, including responding to stockholder inquiries and maintaining a flow of information to stockholders. SBAM has retained IBT to provide certain administrative services to the Fund, including certain accounting, clerical and bookkeeping services, Blue Sky compliance, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the Securities and Exchange Commission. For its services, SBAM pays IBT a fee at an annual rate of .08% of the Fund's average daily net assets.

     The Management Agreement was last approved by the Board on January 28, 1997. The Fund's stockholders approved an amendment to the Management Agreement on April 21, 1994 to restructure the management fee.

     The Management Agreement requires annual approval by the vote of a majority of Non-Interested Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Board of Directors or a majority of the outstanding voting securities of the Fund. The Management Agreement may be terminated without any penalty by the Fund's Board of Directors or by vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to SBAM or by SBAM on 60 days' written notice to the Fund, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

BROKERAGE TRANSACTIONS WITH SALOMON BROTHERS INC

     During the fiscal year ended December 31, 1996, the Fund paid $59,316 in brokerage commissions to Salomon Brothers Inc ('SBI'), an affiliate of SBAM. Commissions to SBI in 1996 represented approximately 10% of the total brokerage commissions paid by the Fund and SBI executed approximately 10% of the aggregate dollar amount of Fund transactions.

INFORMATION ABOUT SBAM

     The table below provides certain information regarding other registered investment companies advised by SBAM with similar investment objectives to that of the Fund.

                                                                        MANAGEMENT FEE
                                                                       (AS A PERCENTAGE           AGGREGATE NET
                                                                          OF AVERAGE              ASSETS AS OF
                         NAME OF FUND                                    NET ASSETS)            DECEMBER 31, 1996
                         ------------                                  ----------------         -----------------
The Salomon Brothers Fund Inc ('SBF').........................   First $350 million     .500%*    $ 1,440,684,966
                                                                 Next  $150 million     .400%
                                                                 Next  $250 million     .375%
                                                                 Next  $250 million     .350%
                                                                 Over  $1 billion       .300%
                                                                 Plus the Performance
                                                                 Adjustment

Salomon Brothers Capital Fund Inc.............................   First $100 million    1.00%      $   136,635,370
                                                                 Next  $100 million     .75%
                                                                 Next  $200 million     .625%
                                                                 Over  $400 million     .50%

Salomon Brothers Opportunity Fund Inc.........................   1.00%                            $   158,810,429

------------------
* Stockholders of SBF are being asked to approve the same increase in the Base Fee component as described herein.

     The names and principal occupations of each executive officer and director of SBAM are set forth in the following table. Unless otherwise stated, the business address of each officer and director of SBAM is 7 World Trade Center, New York, New York 10048.

NAME                                                               POSITION WITH SBAM AND PRINCIPAL OCCUPATION
----                                                               -------------------------------------------
Thomas W. Brock                                             Chairman, Chief Executive Officer and Managing Director of

  (Director of the Fund)                                    SBAM and Managing Director and Member of the Management
                                                            Board of SBI

Michael S. Hyland                                           President, Managing Director and Member of Board of
  (Chairman and President of the Fund)                      Directors of SBAM and Managing Director of SBI

Rodney B. Berens                                            Managing Director and Member of Board of Directors of SBAM
                                                            and Managing Director and Member of the Management Board
                                                            of SBI

Vilas Gadkari                                               Managing Director and Member of Board of Directors of SBAM
  Victoria Plaza, 111 Buckingham Palace Road                and Managing Director of SBI
  London, England

Richard J. Carbone                                          Treasurer of SBAM and Managing Director of SBI

Zachary Snow                                                Secretary of SBAM and Managing Director and Counsel of SBI

     SBAM is an indirect wholly-owned subsidiary of Salomon Brothers Holding Company Inc ('SBHC'), which is in turn wholly owned by Salomon Inc ('SI'), a public reporting company. SBHC and SI are located at 7 World Trade Center, New York, New York 10048.

     The Fund has been informed that Berkshire Hathaway, Inc., a Delaware corporation, owned beneficially as of December 31, 1996, shares of Common Stock and Preferred Stock, Series A, of SI, constituting in excess of 10% of the votes entitled to be cast by the outstanding voting securities of SI.

     The following table lists the officers of the Fund, in addition to Mr. Hyland, who are also officers or employees of SBAM.

NAME                                    POSITION WITH THE FUND                  POSITION WITH SBAM
----                                    ----------------------                  ------------------
Richard E. Dahlberg                     Executive Vice President                Managing Director
Allan R. White, III                     Executive Vice President                Managing Director
Lawrence H. Kaplan                      Executive Vice President and General    Vice President and Chief Counsel
                                          Counsel
Pamela Milunovich                       Vice President                          Vice President
Jennifer G. Muzzey                      Corporate Secretary                     Employee
Noel B. Daugherty                       Assistant Secretary                     Employee
Alan M. Mandel                          Treasurer                               Vice President
Reji Paul                               Assistant Treasurer                     Investment Accounting Manager
Janet S. Tolchin                        Assistant Treasurer                     Investment Accounting Manager

                                SHARE OWNERSHIP

     The following table sets forth, as of December 31, 1996, shares of the Fund owned beneficially by, and certain other share ownership information with respect to, Directors of the Fund, executive officers of the Fund and all executive officers and Directors as a group. As of this date, the executive officers and Directors of the Fund owned, individually and in the aggregate, less than 1% of the outstanding shares of the Fund.

                                                                                 NUMBER OF SHARES
                                                                                   BENEFICIALLY
                                                                                       OWNED
                                                                                    DIRECTLY OR
                                                                                   INDIRECTLY ON
BENEFICIAL OWNER                                                                 DECEMBER 31, 1996
----------------                                                                 -----------------
Charles F. Barber.............................................................         23,385
Andrew L. Breech..............................................................         79,648
Thomas W. Brock...............................................................             --
Carol L. Colman...............................................................            352
William R. Dill...............................................................            610
Michael S. Hyland.............................................................            856
Clifford M. Kirtland, Jr......................................................          1,685
Robert W. Lawless.............................................................          1,893
Louis P. Mattis...............................................................            735
Thomas F. Schlafly............................................................         69,159
Richard E. Dahlberg...........................................................             --
Allan R. White, III...........................................................          2,439
Lawrence H. Kaplan............................................................             --
Pamela Milunovich.............................................................             48
Alan M. Mandel................................................................             --
Jennifer G. Muzzey............................................................             --
All executive officers and Directors as a group...............................        180,810

     The following table sets forth the name and address of each person who beneficially owns, to the knowledge of management, five percent or more of the outstanding shares of a Class as of February 3, 1997. To the knowledge of management, no stockholder owned beneficially as of this date five percent or more of the outstanding shares of either Class O, B, or C. Therefore, the information in the table below applies only with respect to Class A shares.


          STOCKHOLDER               PERCENTAGE HELD
          -----------               ---------------
o Salomon Brothers Holding Co              7.0
  Inc
  7 World Trade Center
  New York, NY 10048

o Raymond James & Assoc. Inc.             12.1
  For Elite Acct #50125031
  FAO AME Zion Church
  Brotherhood
  Pensions Department
  PO Box 34454
  Charlotte, NC 28234-4454545

o Alex Brown & Sons Incorporated          12.0
  PO Box 1346
  Baltimore, MD 21203

o Smith Barney Inc.                        8.6
  388 Greenwich Street
  New York, NY 10013

o Mary D. Beihn                            6.7
  Exec. for estate of
  Donald M. Biehn
  47 Park Way
  Fairfield, CT 06430-5903

REQUIRED VOTE

     Approval of the proposed amendment will require the affirmative vote of a majority of the Fund's outstanding voting securities. The vote of a majority of the outstanding voting securities, as set forth in the 1940 Act, means the vote of the lesser of: (1) 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; and (2) more than 50% of outstanding voting securities. For this purpose, abstentions and 'broker non-votes' will have the same effect as votes cast against the proposal.

     THE DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE 'FOR' THE PROPOSED AMENDMENT TO INCREASE THE BASE FEE COMPONENT OF THE MANAGEMENT FEE.

            PROPOSAL 2: APPROVAL OF AMENDED AND RESTATED ARTICLES OF
                           INCORPORATION OF THE FUND

     At a meeting held on January 28, 1997, the Board of Directors, including all of the Non-Interested Directors, unanimously adopted Amended and Restated Articles of Incorporation of the Fund (the 'Proposed Charter'). As discussed in greater detail below, the Fund's current Articles of Incorporation (the 'Current Charter'), originally adopted in 1958, contain certain provisions which are duplicative of provisions applicable to the Fund under the 1940 Act or are described in the Fund's Prospectus and Statement of

Additional Information ('SAI') as fundamental investment policies. Accordingly, as discussed in further detail below, the Board is of the view that it is potentially confusing and poses potential uncertainties for the Fund's charter to contain such provisions as well. Moreover, a more recent typical charter for an open-end investment company incorporated in Maryland would not contain such provisions. Importantly, the Board believes that these changes will result in no reduction in the protections afforded to stockholders and do not modify or eliminate any of the Fund's investment policies. The Proposed Charter, marked to show the proposed changes, is attached hereto as Exhibit B. The differences between the Proposed Charter and the Current Charter are discussed below.

     First, the Fund proposes to eliminate from Article THIRD the list of restrictions on the Fund's investment activities. This list is essentially a restatement of the Fund's fundamental investment policies which are contained in the Fund's Prospectus and SAI and which can only be changed by stockholder vote. Many of these policies, as contained in the Current Charter, are written in a slightly different form than their counterparts in the Prospectus and SAI, resulting in ambiguities and interpretive uncertainties throughout. Any substantive change to any of these fundamental policies will still require a subsequent Board and shareholder vote. The Board did consider that, as a consequence of the elimination of the fundamental policies from the Current Charter, the more liberal voting provisions of the 1940 Act would apply in the event a change was sought to any of the fundamental policies, rather than the stockholder voting provisions provided under the Current Charter. To amend the Current Charter, the vote of a majority of the outstanding shares entitled to vote is required. The 1940 Act requires, for approval of an amendment to a fundamental policy, the vote of the lesser of: (1) 67% or more of the shares present at a stockholders' meeting, if more than 50% of the then outstanding shares are present or represented by proxy at such meeting; and (2) more than 50% of the outstanding shares of the Fund. Nonetheless, for the reasons discussed above, the Board believes it is in the best interests of the Fund to eliminate this list of restrictions from the Current Charter.

     Second, the Fund proposes to eliminate from Article SEVENTH the section limiting the ability of the Fund to engage in transactions with affiliated and other related parties.(5) The Board is of the view that the 'affiliated transaction' prohibitions contained in Section 17 of the 1940 Act provide adequate protection to stockholders and it is therefore unnecessary to further restrict the Fund to the extent of Article SEVENTH. Section 17 prohibits any 'affiliated person' of a registered investment company or any person affiliated with such person, as such terms are defined in the 1940 Act, to act as a principal: (i) in the sale or purchase of any security to such registered investment company or a company controlled by such registered investment company; (ii) to borrow money from such registered investment company; or (iii) to effect any transaction in which such registered investment company is a joint participant with such person. The limitations contained in this section of the Current Charter go well beyond the 1940 Act restrictions in this area. In addition, the Fund has already adopted a fundamental policy which prohibits the Fund from buying securities from or selling securities, as a principal, to any of its officers, directors, employees, investment manager or distributor. Most charters, as well

------------------
(5) In general, these restrictions prohibit the Fund, acting as a principal, to purchase or sell securities to (i) any officer, director or employee of the Fund, (ii) any partnership of which any of these parties is a member, (iii) any corporation of which any of these parties is an officer, director or trustee, (iv) any organization providing managerial, supervisory or distributing services to the Fund, (v) any officer, director, partner, trustee or employee or shareholder of any organization described in (iv) above and (vi) any corporation of which such person described in (v) above or organization described in (iv) above is an officer, director or trustee.

as a fund's fundamental policies, do not contain affiliated party restrictions under the theory that such provisions are already contained in the 1940 Act.

     The provisions of this section of the Current Charter also provide that, subject to the limitations discussed above and with proper disclosure to the Board, any director or officer of the Fund (or any entity with whom such director or officer is associated) may have a pecuniary or other interest in a contract or transaction with the Fund. In addition, this section of the Current Charter provides that the Fund can enter into a management contract and do business with Lehman Brothers.(6) The Fund proposes to eliminate these provisions of the Current Charter because Maryland law permits such relationships without requiring such provisions to be explicitly stated in a fund's charter, and therefore, the Board is of the view that these provisions are unnecessary.

     This section of the Current Charter also provides that the Fund's name is granted through permission of Lehman Brothers. From the date of incorporation of the Fund until May 1, 1984, the Fund's name was The One William Street Fund, Inc. As the Fund is no longer advised by LEMCO or affiliated with Lehman Brothers, the Board recommends that these stale references to Lehman Brothers, 'One William Street' and 'William Street' be removed.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the total number of outstanding shares of the Fund's Common Stock entitled to vote is required for approval of the Proposed Charter. Accordingly, abstentions and 'broker non-votes' will have the same effect as a vote cast against the amendment.

     THE DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE 'FOR' THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE FUND.


                      PROPOSAL 3: APPROVAL OF AN AMENDMENT
             TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING
               THE BORROWING OF MONEY TO MEET REDEMPTION REQUESTS

     At a meeting held on January 28, 1997, the Board of Directors, including all of the Non-Interested Directors, unanimously approved an amendment to the Fund's fundamental investment policy regarding the borrowing of money, which currently permits the Fund to borrow as a temporary measure for extraordinary or emergency purposes in amount up to 5% of its total assets taken at cost or value, whichever is less. The proposed amendment to this policy will permit the Fund to also borrow money to meet redemption requests. The amount that the Fund will be permitted to borrow, up to 5% of its total assets taken at the lesser of cost or value, will not change. The Board is of the view that the current policy is more limiting than necessary and should be amended to provide the Fund with an appropriate level of flexibility to meet redemption requests. Therefore, the Board believes the amendment is in the best interests of the Fund and its stockholders. The following is the text of the current policy and the proposed policy, with the additional language underlined.

------------------
(6) On May 1, 1990, SBAM purchased substantially all of the assets of Lehman Management Co., Inc. ('LEMCO'), the previous investment adviser to the Fund and changed the Fund's name from Lehman Investors Fund to Salomon Brothers Investors Fund Inc.

     Current Fundamental Policy

          The Fund may not 'borrow money, except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not to exceed 5% of its total assets taken at cost or value, whichever is less, or mortgage or pledge any of its assets and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money.'

     Proposed Fundamental Policy

          The Fund may not 'borrow money, except (i) in order to meet redemption requests or (ii) as a temporary measure for extraordinary or emergency purposes and, in the case of both (i) and (ii), only from banks and in an aggregate amount not to exceed 5% of its total assets taken at cost or value, whichever is less, or mortgage or pledge any of its assets; except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money.'


REQUIRED VOTE

     The affirmative vote of the lesser of: (1) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the then outstanding shares are present or represented by proxy at the Meeting; and (2) more than 50% of the then outstanding shares of the Fund, is required for approval of the amendment to the Fund's fundamental investment policy. For this purpose, abstentions and 'broker non-votes' will have the same effect as votes cast against the amendment.

     THE DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE 'FOR' THE PROPOSED AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING THE BORROWING OF MONEY TO MEET REDEMPTION REQUESTS.

PROPOSAL 4: APPROVAL OF AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY
                 REGARDING THE LENDING OF PORTFOLIO SECURITIES

     At a meeting held on January 28, 1997, the Board of Directors, including all of the Non-Interested Directors, unanimously approved an amendment to the Fund's fundamental investment policy regarding the lending of securities, which currently permits the Fund to lend portfolio securities in an amount up to 10% of its total assets. The proposed amendment would permit the Fund to lend portfolio securities in an amount up to 33 1/3% of its total assets.

     In recent years, it has become a common practice among mutual fund complexes to establish securities lending programs with brokerage firms or other financial institutions as a mechanism to generate additional income for a fund and, in turn, to increase return to shareholders. The Securities and Exchange Commission ('SEC') has imposed certain limitations on the securities lending activities of mutual funds in an effort to minimize potential risks. For example, the SEC requires that the collateral provided to a fund by the entity borrowing the securities be maintained at a level equal to at least 100% of the market value of the securities loaned, and be marked to market daily. Collateral must take the form of cash, U.S. government obligations or letters of credit. Moreover, it is important to note that the lending fund retains the benefits of owning the securities, including the ability to exercise voting rights and the right to receive dividends or interest payments.

     Although the Fund does not currently engage in any securities lending, it may do so in the future. While the Fund's current policy grants the flexibility to lend securities with a value of up to 10% of the Fund's total assets, the SEC takes the position that a fund may lend securities in an amount up to 33 1/3% of its assets and it is typical for funds to have the flexibility to lend up to this amount. The Board is of the view that a limit of 10% would not permit the Fund to effectively engage in a securities lending program and, therefore, recommends that the limit be increased to 33 1/3%.


     As quoted below, the Fund's SAI contains a description of the procedure the Fund would follow in connection with the lending of its portfolio securities. This description is part of the Fund's fundamental policy and the Board proposes to make the description non-fundamental. While the procedure described in the SAI is, for the most part, representative of the general procedure funds follow in conducting securities lending arrangements, the Board is of the opinion that it no longer continues to make sense to require stockholder approval to change language mainly intended as a description of current market practice. As an example of the difficulties in treating this language as fundamental, the disclosure currently states that the borrower will deposit cash as collateral. As noted above, funds have the flexibility under positions adopted by the staff of the SEC to also accept U.S. government obligations or enter into letters of credit to satisfy collateral requirements. The SAI description also indicates that the borrower may not be affiliated, directly or indirectly, with the Fund. The Fund is not proposing to change the fundamental status of this affiliated restriction. In addition, before actually commencing any securities lending program, the Fund will adopt procedures to comply with SEC requirements and to generally ensure adequate safeguards are in place including, among other things, requirements as to the creditworthiness of counterparties. The text of the current policy and the proposed policy, with the modified language underlined, follows:

     Current Fundamental Policy

          The Fund may not 'lend its funds or other assets to any other person other than through the purchase of liquid debt securities pursuant to the Fund's investment policies, except that (a) the Fund may lend its portfolio securities as described in the Statement of Additional Information and (b) the Fund may enter into repurchase agreements in an amount up to an aggregate of 25% of its total assets.'

          The SAI states the following: 'The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be 'demand' loans and may be terminated by the Fund at any time. [The] Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that the receipt of income from such activity would not cause any adverse tax consequences to

     [the] Fund's shareholders and only in accordance with applicable rules and regulations. The borrowers may not be affiliated, directly or indirectly, with [the] Fund.'

     Proposed Fundamental Policy

          The Fund may not 'lend its funds or other assets to any other person other than through the purchase of liquid debt securities pursuant to the Fund's investment policies, except that (a) the Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets, provided that the borrower may not be affiliated, directly or indirectly, with the Fund and (b) the Fund may enter into repurchase agreements in an amount up to an aggregate of 25% of its total assets.'

REQUIRED VOTE

     The affirmative vote of the lesser of: (1) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the then outstanding shares are present or represented by proxy at the Meeting; and (2) more than 50% of the then outstanding shares of the Fund, is required for approval of the amendment to the Fund's fundamental investment policy. For this purpose, abstentions and 'broker non-votes' will have the same effect as votes cast against the amendment.

     THE DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE 'FOR' THE PROPOSED AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICY REGARDING THE LENDING OF PORTFOLIO SECURITIES.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     The Fund does not generally hold an Annual Meeting of Stockholders. Stockholders wishing to submit proposals for inclusion in a proxy statement for a subsequent stockholders' meeting should send their written proposals to the Secretary of the Fund at the address set forth on the cover of the proxy statement.

                         EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of Salomon Brothers Asset Management Inc or its affiliates, or other representatives of the Fund by telephone or telegraph, in addition to the use of the mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

     In addition, the Fund has retained Shareholder Communications Corporation, a proxy solicitation firm, to assist in the solicitation of the proxy vote. It is anticipated that Shareholder Communications Corporation will be paid for such solicitation services in an amount estimated not to exceed $31,500. Shareholder Communications Corporation may call stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate stockholders' identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. The Fund has been advised by Shareholder Communications Corporation that these procedures are consistent with the requirements of applicable law. Stockholders voting by telephone would be asked for their social security number or other identifying information and would be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the stockholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail within 72 hours. The confirmation is a replica of the proxy card but with marks indicating how the stockholder voted along with a special toll-free number which will be available in the event the stockholder wishes to change or revoke the vote. Although a stockholder's vote may be taken by telephone, each stockholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card. If you have any questions or need assistance in voting, please contact Shareholder Communications Corporation at their toll-free number, 1-800-733-8481, Ext. 445.

                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended December 31, 1996 is available free of charge, by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling 1-800-SALOMON.

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

March 12, 1997

                      [This page intentionally left blank]

                                                                       EXHIBIT A

                         MANAGEMENT [CONTRACT] AGREEMENT

                      SALOMON BROTHERS INVESTORS FUND INC
                            [SEVEN] WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048

Salomon Brothers Asset Management Inc
Seven World Trade Center
New York, New York 10048

                                    August 1, 1994, as amended ___________, 1997

Dear Sirs:

     We herewith confirm our agreement with you as follows:

     We are engaged in the business of investing and reinvesting our assets in securities of the type and in accordance with the limitations specified in our Articles of Incorporation, By-Laws, Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940, and any representation made in our Prospectus. We have previously forwarded to you copies of the documents listed above and will from time to time furnish you with any amendments thereof.

     We hereby employ you to manage the investing and reinvesting of our assets as above specified, and, without limiting the generality of the foregoing, to provide management and other services specified below.

     You will provide us, at your expense, with office facilities, including space, furniture and equipment, and all personnel reasonably necessary for our operations. Other than as herein specifically indicated, you will not be responsible for any of our expenses. Specifically you will not be responsible, except to the extent of the reasonable compensation of our employees whose services may be involved, for our legal and auditing expenses; taxes and governmental fees and any membership dues; fees of custodian, transfer agent and registrar, if any; expense of preparing share certificates and other expenses of issue, sale, underwriting, distribution, redemption or repurchase of our shares; expense of registering or qualifying securities for sale; expense of preparing and distributing reports, notices and dividends to stockholders; cost of stationery; cost of stockholders' and other meetings; compensation of our Board of Directors and its Executive Committee; and traveling expenses of officers, directors and employees, if any. Should you determine that services which would ordinarily be rendered by our employees at our office can be better rendered by some other outside agency, you shall bear the costs of employing that agency.

     As manager of our portfolio, it shall be your duty to make purchases and sales of securities on our behalf in accordance with your best judgment and within the investment objectives and restrictions set forth in our Articles of Incorporation, By-Laws, Registration Statement and Prospectus, the Investment Company Act of 1940, the provisions of the Internal Revenue Code with respect to regulated investment companies, and such policy decisions as the Board of Directors shall from time to time adopt. You will further advise our Board of Directors, at such intervals as it may require, of purchases and sales during such intervals and will, when requested by the Board of Directors, supply the reasons and considerations that prompted your decisions.

     It is understood that you will from time to time employ or associate with you such persons as you believe to be particularly fitted to assist you in the execution of your performance of this agreement, the compensation of such persons to be paid by you. No obligation may be incurred on our behalf in any such respect. During the continuance of this agreement you will provide persons satisfactory to our Board of Directors to serve us as officers and employees, if elected or appointed as such. These shall be a president, one or more vice presidents, a secretary, a treasurer and such additional officers and employees as may reasonably be necessary for the conduct of our business, and you agree to pay the reasonable compensation of all such persons.

     We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our stockholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

     In consideration of the foregoing, we will pay you quarterly, promptly after the last day of each March, June, September and December, a fee consisting of a base fee as computed below (the 'Base Fee') plus a performance adjustment.
     The Base Fee [is] until ___________, 1997 shall be calculated as follows:

BASE FEE (AVERAGE DAILY NET ASSETS)                                                         QUARTERLY FEE RATE
-----------------------------------                                                         ------------------
First $350 million.......................................................................         .125  %
Next $150 million........................................................................         .100  %
Next $250 million........................................................................         .09375%
Next $250 million........................................................................         .0875 %
Over $1 billion..........................................................................         .075  %

     The Base Fee as of ___________, 1997 shall be calculated as follows:

BASE FEE (AVERAGE DAILY NET ASSETS)                                                         QUARTERLY FEE RATE
-----------------------------------                                                         ------------------

First $350 million.......................................................................          .1625%
Next $150 million........................................................................          .1375%
Next $250 million........................................................................         .13125%
Next $250 million........................................................................           .125%
Over $1 billion..........................................................................          .1125%

     Accordingly, for the calendar quarter ending ___________, 1997, the Base Fee will be pro rated with you earning the Base Fee as calculated in the first table above for the number of days in the quarter prior to and including ___________, 1997 and with you earning the Base Fee as calculated in the second table above for the number of days in the quarter beginning with ___________, 1997.

     The Base Fee shall be calculated using the daily net assets averaged over the most recent quarter. For each percentage point by which our investment performance exceeds or is exceeded by the investment record of the Standard & Poor's Composite Index of 500 Stocks (the 'S&P 500 Index') over the one year period ending on the last day of each calendar quarter [(except as described in the next paragraph)], the Base Fee will be adjusted upward or downward by the product of (i) 1/4 of .01% multiplied by (ii) our average daily net assets for the one year period ending on the last day of each calendar quarter. If the amount by which we outperform or underperform the S&P 500 Index is not a whole percentage point, a pro rata adjustment shall be made. However, there will be no performance adjustment unless our investment performance exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point over the same period. The maximum quarterly adjustment is 1/4 of .1%, which would occur if our performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points.

     [No performance adjustment will be paid until the end of the first quarter in which this agreement has been in effect for one year (the 'First Adjustment Date'). The advisory fee payable during this period will be the Base Fee calculated as described above, subject to an adjustment for the one year period ending on that date. On the First Adjustment Date, for each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one year period ending on that date, the Base Fee will be adjusted upward or downward by the product of (i)
 .01% multiplied by (ii) the average daily net assets of the Fund for the one year period ending on the First Adjustment Date. Thereafter, performance adjustments will be made quarterly based on a rolling one year period (i.e., the most recent four quarters).]

     Our investment performance, for a period of one year, shall mean the sum of
(i) the change in our net asset value per share during such period, (ii) the value of cash distributions per share accumulated to the end of such period and
(iii) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period; expressed as a percentage of our net asset value per share at the beginning of such period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in our shares at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

     The investment record of the S&P 500 Index, for a period of one year, shall mean the sum of (i) the change in the level of the index during such period and
(ii) the value, computed consistently with the index, of cash distributions made by companies whose securities comprise the index accumulated to the end of such period; expressed as a percentage of the index level at the beginning of such period. For this purpose, cash distributions on the securities which comprise the index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.

     For this purpose the value of our net assets shall be computed in the manner specified in our Articles of Incorporation for the computation of the value of such net assets in connection with the determination of the net asset value of our shares.

     Upon termination of this agreement before the end of any quarter, compensation for the period from the end of the last quarter ending prior to such termination to the date of termination shall be prorated and shall be payable promptly after the date of termination.

     Notwithstanding the foregoing, if the aggregate expenses (excluding interest, taxes, brokerage commissions and other portfolio transaction expenses and any extraordinary expenses, but including the management fee) incurred by, or allocated to, us in any fiscal year shall exceed the most stringent expense limitations applicable to us imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, you shall reimburse us for such excess. Your reimbursement obligation will be limited to the amount of fees you received under this agreement during the period in which such expense limitations were exceeded, unless otherwise required by applicable laws or regulations. With respect to portions of a fiscal year in which this contract shall be in effect, the foregoing limitations shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. Any such payments required to be made shall be made once a year promptly after the end of our fiscal year.

     You will (i) not make a short sale of any share of our capital stock, (ii) not purchase any such share otherwise than for investment and (iii) advise us of any sale of such share made by you less than two months after the date of acquisition.

     This agreement shall remain in effect for twelve months from the date hereof and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by the vote of a majority of our directors who are not parties to this agreement or 'interested persons' (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) either by the vote of (x) the Board of Directors or (y) a majority of our outstanding voting securities (as so defined). This agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities (as so defined), or by a vote of a majority of our entire Board of Directors, on sixty days' written notice to you, or by you on sixty days' written notice to us.

     This agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you. This agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940) by you.

     Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any parent, subsidiary or affiliate of yours, or the right of any employees of yours or any of them who may also be a director, officer or employee of ours, to engage in any other business or to devote time and attention to the management of other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

     If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                         Very truly yours,

                                         SALOMON BROTHERS INVESTORS FUND INC


                                         By: ___________________________________


ACCEPTED:

SALOMON BROTHERS ASSET MANAGEMENT INC


By: _________________________________

                                                                       EXHIBIT B

                      SALOMON BROTHERS INVESTORS FUND INC

                     ARTICLES OF AMENDMENT AND RESTATEMENT

     SALOMON BROTHERS INVESTORS FUND INC, a Maryland corporation, having its principal office in Baltimore City, Maryland (which is hereinafter called the 'Corporation'), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Charter of the Corporation is hereby amended and restated in its entirety to read as follows:

                      SALOMON BROTHERS INVESTORS FUND INC

                       RESTATED ARTICLES OF INCORPORATION

     THIS IS TO CERTIFY:

     FIRST: We, the subscribers, Eastman Birkett, H. Day Brigham, Jr. and Benjamin C. Milner, the post office address of all of whom is 120 Broadway, New York 5, N.Y. all being of full legal age, do under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations, associate ourselves with the intention of forming a corporation.

     SECOND: The name of the corporation (hereinafter called the Corporation) is Salomon Brothers Investors Fund Inc

     THIRD: The purpose or purposes for which the Corporation is formed and the business or objects to be transacted, carried on and promoted by it, are as follows:

          (1) To hold, invest and reinvest its funds, and in connection therewith to hold part or all of its funds in cash, and to purchase or otherwise acquire, hold for investment or otherwise, sell, assign, negotiate, transfer, exchange or otherwise dispose of or turn to account or realize upon, securities (which term 'securities' shall for the purpose of this Article, without limitation of the generality thereof, be deemed to include any stocks, shares, bonds, debentures, notes, mortgages or other obligations and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or in any property or assets) created or issued by any persons, firms, associations, corporations, syndicates, combinations, organizations, governments or subdivisions thereof; and to exercise, as owner or holder of any securities, all rights, powers and privileges in respect thereof; and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any and all such securities. [provided, however, that the Corporation shall not purchase any securities on margin except that the Corporation may make deposits in connection with transactions in options on securities;]


[participate on a joint or joint and several basis in any trading account in any securities;]

[contract to sell any security except to the extent that the same shall be owned by the Corporation;]

[purchase the securities of any person, firm, association, corporation, syndicate, combination, organization, government (other than the United States of America) or any subdivision thereof, if, upon such purchase, more]

[than 5% of its total assets, determined in such manner as may be approved by the Board of Directors of the Corporation and applied on a consistent basis, would consist of the securities of such peson, firm, association, corporation, syndicate, combination, organization, governmental or subdivision;]

[borrow any money, except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of its total assets taken at cost, except that for purposes of this restriction, collateral arrangements with respect to options on securities, stock indices, currencies and futures contracts, the purchase and sale of futures contracts and forward currency contracts are not deemed a borrowing of money;]

[mortgage or pledge any of its property, real or personal, except that for purposes of this restriction, collateral arrangements with respect to options on securities, stock indices, currencies and futures contracts, the purchase and sale of futures contracts and forward currency contracts are not deemed a pledge of property;]

[lend any of its funds or other assets other than through the purchase of bonds, debentures, notes and other evidences of indebtedness as herein authorized, except that the Corporation (i) may lend its portfolio securities with a value of up to 10% of net assets, as determined in accordance with provisions of Article FIFTH Section 4(e) hereof, to other persons, and (ii) the Corporation may enter into repurchase agreements in an amount up to an aggregate of 25% of its total assets, in each case as may be provided by, and subject to, the terms and conditions established by the Board of Directors;]

[purchase the securities of any person, firm, association, corporation, syndicate, combination, organization, government or any subdivision thereof, if, upon such purchase the Corporation would own more than 10% of any class of the outstanding securities of such person, firm, association, corporation, syndicate, combination, organizaiton, government or subdivision. For the purposes of this restriction, all kinds of securities of a company representing debt shall be deemed to constitute a single class, regardless of relative priorities, maturities, conversion rights and other differences, and all kinds of stock of a company preferred over the common stock as to dividends or in liquidation shall be deemed to constitute a single class regardless of relative priorities, series designation, conversion rights and other differences;]


[purchase the securities of any investment company or investments trust (as such terms may reasonably be understood by the Corporation), other than the Corporation, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or except when such purchase though not made in the open market is part of a plan of merger or consolidation;]

[purchase the securities of any peson, firm, association, corporation, syndicate, combination or organization, the business of which has been in continuous operation for less than three years, such period to include the period of operation of any predecessor if the issuer whose securities are proposed to be acquired has come into existence as the result of a merger, consolidation, reorganization or the purchase of substantially all of the assets of such predecessor if the purchase by the Corporation of any such securities at the time thereof would cause more than 5% of the total assets of the Corporation to be invested in securities of the type described in this paagraph (j);]

[purchase or retain in the portfolio of the Corporation the securities of any person, firm, association, corporation, syndicate, combination or organization if, to the knowledge of the Corporation, any officer or director of the Corporation, any person or organization furnishing managerial or supervisory services to the]

[Corporation, or any officer, director, partner or trustee of, or person owning of record more than 10% of the stock of, any person or organization furnishing such managerial or supervisory services, owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and the persons or organizations so owning more than 1/2 of 1% of such securities together own beneficially more than 5% of such securities. The Corporation shall be deemed to have complied with the provisions of this subdivision if within ten days after the end of each calendar month each officer and director of the Corporation, each person or organization furnishing managerial or supervisory services to the Corporation, and each officer, director, partner or trustee of, or person owning of record more than 10% of the stock of, any peson or organization furnishing such managerial or supervisory services, is furnished with a complete list of the securities held by the Corporation as of the end of such month and is requested to advise the Corporation promptly, in the event that he or it owns beneficially more than 1/2 of 1% of the outstanding securities of any issuer whose securities appear on such list, as to the number or principal amount of securities so owned by him and if the Corporation thereafter disposes of all securities of any issuer which, on the basis of information so received, the Corporation is prohibited from retaining by the provisions of this subdivision; such disposal to take place as soon as may be practicable in view of market conditions and the possibility of loss which might result from immediate disposal, but in any event no more than thirty days after the existence of such holdings in excess of 5% has been so ascertained by the Corporation; underwrite the sale of, or participate in any underwriting or selling group in connection with the public distribution of, any securities (other than the capital stock of the Corporation), provided, however, that this provision shall not be construed to prevent or limit in any manner the right of the Corporation to purchase securities for investment purposes; or]

[purchase any real estate or any commodities or commodity contracts.]

          (2) To issue and sell shares of its own capital stock in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration (including, without limitation thereto, securities) now or hereafter permitted by the laws of Maryland and by these Articles of Incorporation, as its Board of Directors may determine.

          (3) To purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue or cancel (all without the vote or consent of the stockholders of the Corporation) shares of its capital stock, in any manner and to the extent now or hereafter permitted by the laws of said State and by these Articles of Incorporation.

          (4) To conduct its business in all its branches at one or more offices in Maryland and elsewhere in any part of the world, without restriction or limit as to extent.

          (5) To carry out all or any of the foregoing objects and purposes as principal or agent, and alone or with associates or to the extent now or hereafter permitted by the laws of Maryland, as a member of, or as the owner or holder of any stock of, or shares of interest in, any firm, association, corporation, trust or syndicate; and in connection therewith to make or enter into such deeds or contracts with any persons, firms, associations, corporations, syndicates, governments or subdivisions thereof and to do such acts and things and to exercise such powers, as a natural person could lawfully make, enter into, do or exercise.

          (6) To do any and all such further acts and things and to exercise any and all such further powers as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of all or any of the foregoing purposes of objects.

     The foregoing objects and purposes shall, except as otherwise expressly provided, be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Articles of these Articles of Incorporation, and shall each be regarded as independent and construed as powers as well as objects and purposes, and the enumeration of specific purposes, objects and powers shall not be construed to limit or restrict in any manner the meaning of general terms or the general powers of the Corporation now or hereafter conferred by the laws of the State of Maryland nor shall the expression of one thing be deemed to exclude another, though it be of like nature, not expressed; provided, however, that the Corporation shall not have the power to carry on within the State of Maryland any business whatsoever the carrying on of which would preclude it from being classified as an ordinary business corporation under the laws of said State; nor shall it carry on any business, or exercise any powers, in any other state, territory, district or country except to the extent that the same may lawfully be carried on or exercised under the laws thereof.

     FOURTH: The post office address of the place at which the principal office of the Corporation in the State of Maryland will be located is 32 South Street, Baltimore, Maryland 21202.

     The Corporation's resident agent is the Corporation Trust Incorporated, whose post office address is 32 South Street, Baltimore, Maryland 21202. Said resident agent is a corporation of the State of Maryland.

     FIFTH: (1) The total number of shares of stock of all classes which the Corporation initially has authority to issue is 50,000,000 shares of capital stock (par value $1.00 per share), amounting in aggregate par value to $50,000,000. All of such shares are initially classified as 'Common Stock'. The Common Stock (unless otherwise specified in the articles supplementary designating such Class) shall initially have four classes of shares, which shall be designated 'Class A Common Stock', 'Class B Common Stock', 'Class C Common Stock' and 'Class O Common Stock' each consisting, at a maximum and until further changed, of the lesser of (x) 50,000,000 shares or (y) the number of shares that could be issued by issuing all of the shares of Common Stock currently or hereafter classified less the total number of shares of Common Stock of all other Classes then issued and outstanding. Any Class of Common Stock shall be referred to herein individually as a 'Class' and collectively, together with any further class or classes of Common Stock from time to time established, as the 'Classes'.

     (2) Unless otherwise prohibited by law, so long as the Corporation is registered as an open-end company under the Investment Company Act, the Board of Directors shall have the power and authority, without the approval of the holders of any outstanding shares, to increase or decrease the number of shares of capital stock or the number of shares of capital stock of any class that the Corporation has authority to issue.

     (3) The Board of Directors may classify or reclassify any unissued shares of capital stock (whether or not such shares have been previously classified or reclassified) from time to time by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock.

     (4) The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of Common Stock of the Corporation (unless provided otherwise by the Board of Directors with respect to any such additional Classes at the time it is established and designated):

          (a) Dividends and Distributions. Dividends and capital gains distributions on shares of Common Stock may be paid with such frequency, in such form and in such amount as the Board of Directors may determine by resolution adopted from time to time, or pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine. All dividends and distributions on shares of Common Stock shall be distributed to the holders of Common Stock held by such holders at the date and time of record established by the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the stockholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure.

          Dividends and distributions may be paid in cash, property or additional shares of Common Stock of the same or another Class, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time for the election by stockholders of the form in which dividends or distributions are to be paid. Any such dividend or distribution paid in shares shall be paid at the current net asset value thereof.

          (b) Voting. On each matter submitted to a vote of the stockholders, each holder of shares of Common Stock shall be entitled to one vote for each share standing in his name on the books of the Corporation, irrespective of the Class thereof, and all shares of all Classes shall vote as a single class ('Single Class Voting'); provided, however, that (i) as to any matter with respect to which a separate vote of any Class is required by the Investment Company Act or by the Maryland General Corporation Law, such requirement as to a separate vote by that Class shall apply in lieu of Single Class Voting, (ii) in the event that the separate vote requirement referred to in clause (i) above applies with respect to one or more Classes, then subject to clause (iii) below, the shares of all other Classes shall vote as a single class; and (iii) as to any matter which does not affect the interest of a particular Class, only the holders of shares of the one or more affected Classes shall be entitled to vote.

          (c) Redemption by Stockholders. Each holder of shares of Common Stock shall have the right at such times as may be permitted by the Corporation to require the Corporation to redeem all or any part of his shares, at a redemption price per share equal to the net asset value per share of Common Stock next determined after the shares are properly tendered for redemption, less such redemption fee or sales charge, if any, as may be established by the Board of Directors in its sole discretion. Payment of the redemption price shall be in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may, to the extent and in the manner permitted by the Investment Company Act, make payment wholly or partly in securities or other assets, at the value of such securities or assets used in such determination of net asset value.

          Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right of the holders of shares of

     Common Stock to require the Corporation to redeem shares during any period or at any time when and to the extent permissible under the Investment Company Act.

          (d) Redemption by Corporation. The Board of Directors may cause the Corporation to redeem at their net asset value the shares of any Common Stock held in an account having, because of redemptions or exchanges, a net asset value on the date of the notice of redemption less than a minimum investment specified by the Board of Directors from time to time in its sole discretion, provided that prior written notice of the proposed redemption has been given to the holder of any such account by mail, postage prepaid, at the address contained in the books and records of the Corporation and such holder has been given an opportunity to purchase the required value of additional shares.

          (e) Net Asset Value Per Share. The net asset value per share of any Class shall be the quotient obtained by dividing the value of the net assets of that Class (being the value of the securities and other assets attributable to that Class less the liabilities attributable to that Class) by the total number of shares of that Class outstanding, all as determined by or under the direction of the Board of Directors in accordance with generally accepted accounting principles and the Investment Company Act. Subject to the applicable provisions of the Investment Company Act, the Board of Directors, in its sole discretion, may prescribe and shall set forth in the By-Laws of the Corporation or in a duly adopted resolution of the Board of Directors such bases and times for determining the value of the assets attributable to, and the net asset value per share and outstanding shares, of each Class, or the net income attributable to such shares, as the Board of Directors deems necessary or desirable. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland General Corporation Law and the Investment Company Act to determine what terms shall be treated as income and which items as capital and whether any item of expense shall be charged to income or capital. Each such determination and allocation shall be conclusive and binding for all purposes.

          (f) Equality. All shares of each particular Class shall represent an equal proportionate interest in the assets attributable to that Class (subject to the liabilities of that Class), and each share of any particular Class shall be equal to each other share of that Class. The Board of Directors may from time to time divide or combine the shares of any particular Class into a greater or lesser number of shares of that Class without thereby changing the proportionate interest in the assets attributable to that Class or in any way affecting the rights of holders of shares of any other Class.

     (5) All Classes of Common Stock of the Corporation shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights with any other shares of Common Stock; provided, however, that notwithstanding anything in the charter of the Corporation to the contrary:

          (a) The Class A Common Stock, Class B Common Stock and Class C Common Stock shares shall be subject to such front-end sales loads and/or contingent deferred sales charges as may be established from time to time by the Board of Directors in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc.

          (b) The Class O Common Stock shares shall not be subject to front-end sales loads or contingent deferred sales charges.

          (c) Expenses related solely to a particular Class (including, without limitation, expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated) shall be borne by that Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Class.

          (d) As to any matter with respect to which a separate vote of any Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, the approval of any plan, agreement or other arrangement referred to in subsection (5)(c) above), such requirement as to a separate vote by that Class shall apply in lieu of Single Class Voting, and if permitted by the Investment Company Act or the Maryland General Corporation Law, the Classes shall vote together as a single class on any such matter which shall have the same effect on each Class. As to any matter which does not affect the interest of a particular Class, only the holders of shares of the affected Classes shall be entitled to vote.

          (e) On the sixth anniversary of the first business day of the month following the month in which Class B Common Stock shares were purchased by a stockholder, such Class B Common Stock shares (as well as a pro rata portion of any Class B Common Stock shares purchased through the reinvestment of dividends and other distributions paid in respect of all Class B Common Stock shares held by such stockholder) shall automatically convert to Class A Common Stock shares; provided, however, that such conversion shall be subject to the continuing availability of an Internal Revenue Service ruling and an opinion of counsel to the effect that the conversion of the Class B Common Stock shares does not constitute a taxable event under federal income tax law. The Board of Directors, in its sole discretion, may suspend the conversion of Class B Common Stock shares if such ruling and opinion are no longer available.

          (f) On the tenth anniversary of the first business day of the month following the month in which Class C Common Stock shares were purchased by a stockholder, such Class C Common Stock shares (as well as a pro rata portion of any Class C Common Stock shares purchased through the reinvestment of dividends and other distributions paid in respect of all Class C Common Stock shares held by such stockholder) shall automatically convert to Class A shares; provided, however, that such conversion shall be subject to the continuing availability of an Internal Revenue Service ruling and an opinion of counsel to the effect that the conversion of the Class C Common Stock shares does not constitute a taxable event under federal income tax law. The Board of Directors, in its sole discretion, may suspend the conversion of Class C Common Stock shares if such ruling and opinion are no longer available.

          (g) The number of shares of the Class A Common Stock into which the Class B or Class C Common Stock is converted pursuant to subsections (5)(e) and (5)(f) above shall equal the number (including for these purposes fractional shares) obtained by dividing the net asset value per share of the Class B or Class C Common Stock, as the case may be, for purposes of sales and redemptions on the conversion date by the net asset value per share of the Class A Common Stock for purposes of sales and redemptions on the conversion date.

     (6) The Corporation may issue and sell fractions of shares of capital stock having pro rata all the rights of full shares, including, without limitation, the right to vote and to receive dividends, and wherever the words 'share' or 'shares' are used in the charter or By-Laws of the Corporation, they shall be deemed to include fractions of shares where the context does not clearly indicate that only full shares are intended.

     (7) The Corporation shall not be obligated to issue certificates representing shares of any Class of capital stock. At the time of issue or transfer of shares without certificates, the Corporation shall provide the stockholder with such information as may be required under the Maryland General Corporation Law.

     (8) All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation.

     SIXTH: The number of Directors of the Corporation shall be ten, and the names of those who are now serving as Directors of the Corporation until the next annual meeting or until their successors are duly chosen and qualified are as follows:

Charles F. Barber                       Clifford M. Kirtland, Jr.
Andrew Breech                           Robert Lawless
Carol L. Colman                         Louis Mattis
William R. Dill                         Robert S. Salomon, Jr.
Michael S. Hyland                       Thomas F. Schlafly


However, the By-Laws of the Corporation may fix the number of Directors at a number greater or less than that named in these Articles of Incorporation, provided that in no case shall the number of Directors be less than three and may authorize the Board of Directors, by the vote of a majority of the entire Board of Directors, to increase or decrease the number of Directors fixed by these Articles of Incorporation or by the By-Laws within a limit specified in the By-Laws and to fill the vacancies created by any such increase in the number of Directors. Unless otherwise provided by the By-Laws of the Corporation, the Directors of the Corporation need not be stockholders therein.

     SEVENTH: The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the Directors and stockholders.

     (1) The By-Laws of the Corporation may divide the Directors of the Corporation into classes and prescribe the tenure of office of the several classes, but no class shall be elected for a period shorter than that from the time of the election following the divisions into classes until the next annual meeting and thereafter for a period shorter than the interval between annual meetings or for a longer period than five years, and the term of office of at least one class shall expire each year. Notwithstanding the foregoing, no such division into classes shall be made prior to the first annual meeting of stockholders of the Corporation.

     (2) The holders of shares of the capital stock of the Corporation shall have the right to inspect the records, documents, accounts and books of the Corporation, subject to reasonable regulations of the Board of Directors, not contrary to Maryland law, as to whether and to what extent, and at what times and places, and under what conditions and regulations, such right shall be exercised.

     (3) Any Director, or any officer elected or appointed by the Board of Directors or by any committee of said board or by the stockholders or otherwise, may be removed at any time, with or without cause, in such lawful manner as may be provided in the By-Laws of the Corporation.

     (4) If the By-Laws so provide, the Board of Directors of the Corporation shall have power to hold their meetings, to have an office or offices and, subject to the provisions of the laws of Maryland, to keep the books of the Corporation outside of said State at such places as may from time to time be designated by them.

     (5) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the express provisions of the laws of Maryland, of these Articles of Incorporation and of the By-Laws of the Corporation.

     (6) Shares of stock in other corporations shall be voted by the President or a Vice-President, or such officer or officers of the Corporation as the Board of Directors shall designate for the purpose, or by a proxy or proxies thereunto duly authorized by the Board of Directors, except as otherwise ordered by vote of the holders of a majority of the shares of the capital stock of the Corporation outstanding and entitled to vote in respect thereto.

[The Corporation shall not purchase from or sell to (i) any officer, director or employee of the Corporation, (ii) any partnership of which any officer, director or employee of the Corporation is a member, (iii) any corporation or association of which any officer, director or employee of the Corporation is an officer, director or trustee, (iv) any person or organization furnishing managerial, supervisory or distributing services to the Corporation, (v) any officer, director, partner, trustee or employee or person owning of record any of the stock of any person or organization furnishing such managerial, supervisory or distributing services, (vi) any partnership of which any officer, director, partner, trustee or employee of, or person owning of record any of the stock of any person of organization furnishing such managerial, supervisory or distributing services, is a member, or (vii) any corporation or association of which any officer, director, partner or trustee of, or person owning of record any of the stock of, any person or organization furnishing such managerial, supervisory or distributing services, is an officer, direcotr or trustee, as principals any securities (other than stock which may be issued by the Corporation), nor shall the Corporation make any loan to any officer, director or employee of the Corporation, to any partnership of which any officer, director or employee of the Corporation is a member, to any corporation or association of which any officer, director or employee of the Corporation is an officer, director, or trustee, to any person or organization furnishing managerial, supervisory or distributing services to the Corporation, or to any officer, director, partner, trustee or employee of, or person owing of record any of the stock of, any person or organization furnishing such managerial, supervisory or distributing services; provided, however, that nothing herein shall prohibit any person, partnership, association or corporation with which the Corporation may have any management or distributing contract, or any officer, director or employee of the Corporation, either directly or through a partnership, association or corporation, from being paid any brokerage commission on the purchase and/or sale of securities for the account of the Corporation, and any officer, director, employee or stockholder of the Corporation, either directly or through a partnership, association or corporation, may act as distributor or underwriter in connection with the sale of stock which may be issued by the Corporation, and each and every person who may become an officer, director or employee of the Corporation is hereby relieved from any liability that might otherwise exist from contracting as aforesaid with the Corporation for the benefit of himself or any partnership, association or corporation in which he may be interested, except that nothing herein shall protect any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.]

[Subject only to the provisions of subdivision (a) of this paragraph (7) and the provisions of the Investment Company Act of 1940, any director, officer or employee individually, or any partnership of which any director, officer or employee may be a member, or any corporation or association of which any director, officer or employee may be an officer, director, trustee, employee or stockholder, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Corporation, and in the absence of fraud no contract or other transaction shall be thereby affected or invalidated; provided that in case a director, or a partnership, corporation or association of which a director is a member, officer, director, trustee, employee or stockholder is so interested, such fact shall be disclosed or shall have been known to the Board of Directors or a majority thereof, and any director of the Corporation who is so interested, or who is also a director, officer, trustee, employee or stockholder of such other corporation or association or a member of such]

[partnership which is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation which shall authorize any such contract or transaction, and may vote thereat to authorize any such contract or transaction, with like force and effect as if he were not such director, officer, trustee, employee or stockholder of such corporation or association or not so interested or a member of a partnership so interested.]

[Specifically, but without limitation of the foregoing, the Corporation may enter into a management contract and other contracts with and may otherwise do business with, the firm of Lehman Brothers, notwithstanding that the Board of Directors of the Corporation may be composed in part of partners or employees of said partnership and officers of the Corporation may have been or may be or become partners or employees of the partnership, and in the absence of fraud the Corporation and the partnership may deal freely with eah other, and neither such management contract nor any other contract or transaction between the Corporation and such partnership shall be invalidated or in any wise affected thereby, nor shall any director or officer of the Corporation be liable to the Corporation or to any stockholder or creditor thereof or to any other person for any loss incurred by it or him under or by reason of any such contract or transaction; provided that nothing herein shall protect any director or officer of the Corporation against any laibility to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; and provided always that such contract or transaction shall have been on terms that were not unfair at the time at which it was entered into.]

[The Corporation is adopting its corporate title through permission of the firm of Lehman Brothers; and if it shall enter into a management agreement with such firm, as authorized herein, the Corporation shall make appropriate covenants that upon the termination of such contract within five years from the date thereof for any cause it will, at the request of such firm, eliminate all reference to 'One William Street' from its corporate name and will not thereafter transact business in a corporate name using the words 'William Street' in any form or combination whatsoever, or otherwise use the words 'William Street' as a part of its name. Such covenants on the part of the

Corporation are hereby made binding upon it, its directors, officers, stockholders, creditors and all other persons claiming under or through it.]

     (7) The Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the laws of Maryland now or hereafter in force and the Investment Company Act of 1940, including the advance of expenses under the procedures required, and to the fullest extent permitted, by law and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or provided by the Corporation's By-Laws or by contract and permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles of Incorporation or repeal of any of its provisions shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

     (8) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages, except to the extent such exemption from liability or limitation thereof is not permitted by the Investment Company Act of 1940. No amendment of these Articles of Incorporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal.

     (9) No holder of any stock or any other securities of the Corporation, whether now or hereafter authorized shall have any preemptive right to subscribe for or purchase any stock or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any class, series or type of stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or types of stock or other securities at the time outstanding.

     (10) Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of all classes of capital stock or of the total number of shares of any class of capital stock entitled to vote as a separate class, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes outstanding and entitled to vote thereon, or of the class entitled to vote thereon as a separate class, as the case may be, except as otherwise provided in the charter of the Corporation. At a meeting of stockholders the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast on any matter with respect to which one or more classes of capital stock are entitled to vote as a separate class shall constitute a quorum of such separate class for action on that matter. Whether or not a quorum of such a separate class for action on any such matter is present, a meeting of stockholders convened on the date for which it was called may be adjourned as to that matter from time to time without further notice by a majority vote of the stockholders of the separate class present in person or by proxy to a date not more than 120 days after the original record date.

     (11) The Board of Directors is hereby empowered to authorize the issuance and sale, from time to time, of shares of the capital stock of the Corporation, whether now or hereafter authorized, or securities converted into shares of its stock of any class or series, whether now or hereafter authorized, for cash at not less than the par value thereof or for such other consideration including securities as the Board of Directors may deem advisable in the manner and to the extent now or hereafter permitted by the laws of Maryland.

     EIGHTH: From time to time any of the provisions of these Articles of Incorporation may be amended, altered or repealed (including any amendment which changes the terms of any of the outstanding stock by classification, reclassification or otherwise), upon the vote of the holders of a majority of the shares of capital stock of the Corporation at the time outstanding and entitled to vote, and other provisions which might under the statutes of the State of Maryland at the time in force be lawfully maintained in articles of incorporation, may be added or inserted upon the vote of the holders of a majority of the shares of capital stock of the Corporation at the time outstanding and entitled to vote, and all rights at any time conferred upon the stockholders of the Corporation by these Articles of Incorporation are granted subject to the provisions of this Article EIGHTH. The Corporation shall notify the stockholders in its next subsequent regular report to the stockholders of an amendment to these Articles of Incorporation.

     The term 'these Articles of Incorporation' as used herein and in the By-Laws of the Corporation shall be deemed to mean these Articles of Incorporation as from time to time amended and restated.

[IN WITNESS WHEREOF, we have signed these ARTICLES OF INCORPORATION on this 1st day of April, 1958.] SECOND: The amendment and restatement does not increase the authorized stock of the Corporation.

     THIRD: The foregoing amendment and restatement to the Charter of the Corporation has been advised by the Board of Directors and approved by the stockholders of the Corporation.

     FOURTH: The provisions set forth in the foregoing amendment and restatement to the Charter of the Charter are all the provisions of the Charter currently in effect.

     FIFTH: The current address of the principal office of the Corporation in the State of Maryland is 32 South Street, Baltimore, Maryland 21202.

     SIXTH: The name and address of the Corporation's current resident agent are Corporation Trust Incorporated and 32 South Street, Baltimore, Maryland 21202.

     SEVENTH: The number of directors of the Corporation [will become effective at ____________ on __________________ 1997,] is ten (10). The names of the directors currently in office are: Charles F. Barber, Andrew L. Breech, Thomas W. Brock, Carol L. Colman, William R. Dill, Michael S. Hyland, Clifford
M. Kirtland, Jr., Robert W. Lawless, Louis P. Mattis, and Thomas F. Schlafly.

     IN WITNESS WHEREOF, SALOMON BROTHERS INVESTORS FUND INC has caused these present to be signed in its name and on its behalf by its President and
witnessed by its Secretary on                , 1997.


                                         SALOMON BROTHERS INVESTORS FUND INC


                                         _______________________________________
                                         Name:
                                         Title:

Witness:

______________________________
Secretary
Name:
Title:


     THE UNDERSIGNED, President of SALOMON BROTHERS INVESTORS FUND INC, who executed on behalf of the Corporation the foregoing Articles of Amendment and Restatement of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment and Restatement to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                         _______________________________________
                                         Name:
                                         Title:

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made to the contrary, this proxy will be voted FOR proposals 1, 2, 3 and 4.
Please refer to the Proxy Statement for a discussion of the Proposals.

Please Sign and Date on Reverse Side and Mail in Accompanying Postpaid Envelope.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil. Do not use red ink. /x/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, AND 4.

                                                  FOR      AGAINST   ABSTAIN

1. Approval of an Amendment to the Management     / /        / /       / /
   Contract to increase the Base Fee Component of the Management Fee.

2. Approval of Amended and Restated Articles      / /        / /       / /
   of Incorporation of the Fund.

3. Approval of an Amendment to the Fund's         / /        / /       / /
   Fundamental Investment Policy Regarding
   the Borrowing of Money to Meet Redemption
   Requests.

4. Approval of an Amendment to the Fund's         / /        / /       / /
   Fundamental Investment Policy Regarding
   the Lending of Portfolio Securities.

5. Any other business that may properly come before the meeting.

                          I will be attending the meeting.   / /
                                                                 003,103,203,303

                    THE SALOMON BROTHERS INVESTORS FUND INC
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Lawrence H. Kaplan, Alan M. Mandel,
Jennifer G. Muzzey, Robert J. Leonard and Noel B. Daugherty and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Salomon Brothers Investors Fund Inc (the "Fund") which the undersigned is entitled to vote at a Special Meeting of Stockholders of the Fund to be held at 7 World Trade Center, New York, New York on April 29, 1997, and at any adjournment thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                        Please Mark, Sign, and Return this Proxy Promptly
                                     Using the Enclosed Envelope.

                             Date ________________________________________, 1997

                             NOTE: Please sign exactly as your name appears on
                                   this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.



                     Signature(s), Title(s), if applicable
                                                                 003,103,203,303